                                                                  Exhibit 10.31

                                    AMENDMENT


         This Amendment dated as of July 1, 1995 (the "Amendment Effective Date") to that certain Service Agreement (the "Service Agreement") dated as of June 1, 193 by and between McCarthy, Crisanti & Maffei, Inc. ("MCM"), a New York corporation, and Key information Systems, Inc. ("KIS"), a New York corporation.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Service Agreement, KIS provides certain Services (capitalized terms used without definition herein having the definitions ascribed to such terms in the Service Agreement) to MCM with respect to MCM's computer system and systems operations; and

         WHEREAS, MCM and KIS have entered into certain other agreements; specifically, a Software License Agreement dated as of June 1, 1993, an Escrow Agreement with The Bank of New York dated as of___________, 1994, and an Option Agreement dated as of June 1, 1993 (collectively, the "License Related Agreements"); with respect to MCM's licensing of KIS' "KISNET 2000" software; and

         WHEREAS, the parties desire to make certain changes to the Service Agreement to amend the fees payable and the service requirements thereunder, the term thereof, and certain other provisions as set forth herein;

         NOW, THEREFORE, the parties hereby agree as follows:

Section 1.  Amendments to Service Agreement.

(a) Exhibit A to the Service Agreement (including without limitation Schedule A-1 thereto) is hereby amended in its entirety by replacing same with Exhibit A attached to this Amendment.

(b) Exhibit B to the Service Agreement is hereby amended in its entirety by replacing same with Exhibit B attached to this Amendment.

(c) Section 2 of the Service Agreement is hereby amended by replacing the words "two (2) years" in the second sentence thereof with "forty-three (43) months."

(d) Section 3(a) of the Service Agreement is hereby amended by inserting the words "after the Amendment Effective Date" immediately after the words "under this Agreement" in the first sentence thereof.

(e) Exhibit D to the Service Agreement is hereby amended in its entirety by replacing same with Exhibit D to this Amendment.

(f) Section 4 of the Service Agreement is hereby amended by: (1) inserting the words ", which personnel resources KIS represents were sufficient to furnish the Services at the level set forth on Exhibit B as such Services were being performed by KIS through June of 1995" immediately after the words "on Exhibit E" in the first sentence of the first paragraph thereof; and (2) deleting the words "no less than" in the second sentence of the second paragraph thereof.

(g) Exhibit E to the Service Agreement is hereby amended in its entirety by replacing same with Exhibit E to this Amendment.

(h) Exhibit F-1 to the Service Agreement is hereby amended in its entirety by replacing same with Exhibit F-1 to this Amendment.

(i) Exhibit F-2 to the Service Agreement is hereby amended in its entirety by replacing same with Exhibit F-2 to this Amendment.

(j) Section 8(e) of the Service Agreement is hereby amended by inserting the words "; provided, however, that, except in the case of a breach by KIS of its representation under Section 4 of this Agreement, KIS shall not be obligated to provide personnel resources in addition to those set forth in Exhibit E unless the provisions of Section 4 are met" immediately after the words "Exhibit B."

(k) KIS shall have no further obligation to MCM under Section 23 of the Service Agreement as of the Amendment Effective Date.

(l) Section 24 of the Service Agreement is hereby amended in its entirety as follows:

"24. Notices. Any notice, request, demand or other communication provided for or permitted hereunder shall be in writing and may be personally delivered, or sent by certified mail return receipt requested, or by overnight courier, to the following address:

         To KIS:                    Key Information Systems, Inc.
                                    3217 Quinlan Street
                                    Yorktown Heights, NY 10598
                                    Attention: Joseph Khan, President

         Fax Number:                (914) 245-5388

         To MCM:                    McCarthy, Crisanti & Maffel, Inc.
                                    One Chase Manhattan Plaza
                                    37th Floor
                                    New York,  NY 10005
                                    Attention: President

         Fax Number:                (212) 908-4345

         with a copy to:            Van Kampen American Capital, Inc.
                                    One Parkview Plaza
                                    Oakbrook Terrace, IL  60181
                                    Attention: General Counsel

         or such other address as a party may give the other party by written notice as provided herein. Any notice, request, demand, or other communication shall be deemed to have been given when received."

Section 2. No Other Modifications. Except as set forth in Section 1 hereof, the Service Agreement shall remain in full force and effect without amendment, modification or waiver. Execution and delivery hereof by the parties hereto shall not preclude the exercise by such parties of any rights under the Service Agreement (except as amended by Section 1 hereof), under the License Related Agreements, or under any other agreements to which the parties are subject or by which the parties or their respective properties are bound.

Section 3. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, U.S.A.

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the Amendment Effective Date.


KEY INFORMATION SYSTEMS, INC.                 McCARTHY, CRISANTI & MAFFEI, INC.
a New York Corporation                        a New York corporation


By: /s/ Joseph M. Khan                        By: /s/ David D. Nixon
    -------------------------                     -----------------------------
    Name: Joseph M. Khan                          Name: David D. Nixon
    Title: President                              Title: President

                                    EXHIBIT A

                         SERVICES TO BE PROVIDED BY KIS

I.       OPERATIONS

A. KIS shall manage the day-to-day operation of MCM's data processing system and data center, including without limitation:

         - Establishing and maintaining hardware connections - Monitoring all air conditioning units and systems

         -        Monitoring Lelbert UPS and interfacing with Leibert

         -        Monitoring fire detection equipment

         - Coordinating with telephone service providers and interfacing with building security for telephone room access

         -        Maintaining and configuring switches

         - Maintaining and configuring patch panels and cables in computer room

         -        Maintaining all mod tap boxes

         -        Maintaining all modem cabinets

         - Maintaining and installing telephone systems, including all lease lines circuits with dial back-ups where provided and all dial up lines

         - Maintaining, installing, and relocating telephone system wiring to destination points

         - Monthly reorganization of the document and other large data libraries

         -        Maintaining the automatic page updating processes

         - Supervising MCM's in-house data processing and center support staff. and providing coverage during illness or absences of any staff members

         In addition, KIS shall (a) provide a help desk from 8:00 a.m. to 5:00 p.m New York time on business days to assist users with ad hoc requests relating to MCM's computer hardware, including without limitation the Wang system and PC's, and to other technical requirements; and (b) provide on-site and telephone support between the hours of 2:00 p.m. Sunday and 6:00 p.m. Friday, New York time.

B. KIS shall manage and Support MCM's data processing equipment, including without limitation:

         - Managing the acquisition, siting, maintenance (by third parties), and installation of MCM's data processing hardware and expendable media, including without limitation the equipment set forth on Exhibit F-I

         - Maintaining and updating hardware inventory and maintenance records

         - Maintaining and updating software inventory and licensing agreements

         - Maintaining and updating data-storage medium inventory (disks and tape packs)

         - Managing the maintenance and updating of PC software and hardware

C. KIS shall support the user community for MCM's products, including with limitation:

         - Creating, regularly testing, maintaining and updating a disaster recovery plan (on site)

         -        Maintaining and updating systems and operations

         -        Maintaining and updating systems and operations documentation

         - Maintaining and updating documentation of computer room layout and connectivity

         - Backups - monthly, weekly, daily and maintenance thereof in a secure off-site facility

         -        Supporting the Delrina/Washington DC project

         -        Modifying, maintaining and updating Parallax

         -        Maintaining and updating all MUX connections

D. KIS shall manage and support multivendor services, including without limitation:

         - Maintaining, supporting and updating timely and reliable electronic transmissions to and/or from all carriers of MCM electronically delivered information and advisory services, including without limitation Bloomberg, Dow Jones Telerate, Reuters (large and small screen), Knight-Ridder, Quotron, ADP, Commerce Dept. Market Vision and PR Newswire simultaneously.

         - Maintaining, supporting and updating transmissions to and/or from facsimile transmission vendors, including without limitation Parallax

         -        Interfacing with all vendors

         -        Resolving communication problems with all vendors

         -        Supporting and maintaining all outbound feeds

         -        Management of all market data and digital data feeds (inbound)

II.      CONSULTING

         KIS shall (a) interpret MCM's needs into data processing requirements, and shall provide the programming and technical resources needed for this development effort; (b) develop specifications for interfacing with information providers such as Telerate, Reuters and Knight-Ridder and for performing other related functions; (c) assist MCM in planning, designing and implementing projects to the specifications of the users of MCM products; (d) render technical advice relating to computer equipment; and (e) negotiate and review maintenance contracts, subject to final approval by MCM, verify non-maintenance billings and otherwise interface with all computer related vendors and suppliers that have dealings with MOM, including without limitation Wang, CDC, Telerate, Quotron, DEC, ADP, AT&T, NYNEX, Leibert, Reuters, Bloomberg, Market Vision, Knight-Ridder, Microsoft and Parallax.

III.     SOFTWARE MAINTENANCE

A. KIS shall provide MCM the following maintenance services as to all "Products" licensed to MCM pursuant to the Software License Agreement dated as of June 1, 1993 between MCM and KIS (the "Software License Agreement");

         (a) KIS will supply to MCM updated Product(s) and the user documentation therefor, and will supply to the Escrow Agent pursuant to an Escrow Agreement by and among KIS, MCM, and the Escrow Agent (the "Escrow Agreement") one copy in magnetic media, of the source code therefor (and, in printed form, the applicable system documentation pertaining thereto) thirty
                  (30) days after any material revision or update, and in any event no less frequently than once every six (6) months, to operate with all KIS-approved current versions of the operating system on which the Product(s) is being operated, and will notify MCM in writing ninety (90) days prior to removal of a version of a Product from current status. At the end of the ninety (90) day period, KIS shall have no maintenance responsibilities for Products no longer current and replaced with updated Product(s).

         (b) KIS, consistent with the provisions contained in Exhibit B will supply reasonable on site and telephone assistance to MCM to aid MCM in its use of the Product(s).

         (c) KIS will exert its best efforts to correct a programming error in any Product within a reasonable time, provided that MCM notifies KIS of the error in person, by telephone or by mail and provides sufficient information to identify the problem. Such information shall include, without limitation, error and diagnostic messages, operator console information, data file dumps, and other written explanation and documentation of the problem.

B. KIS shall maintain, update and support all application software used by MCM in the conduct of its business, including without limitation:

         -        Multivendor software on mainframe computer

         -        Installation and support of KIS and other vendor software

         -        Hardware set up

         -        User training

         -        LAN administration

         -        All documentation guides and manuals

         - Migration of existing software and hardware to alternative mainframes or systems and maintenance/updating of migration software for use on PC's, upon the prior written approval of MCM.

All of the above services shall be performed in accordance with the standards set forth on Exhibit B.

                                    EXHIBIT B
                          LEVEL OF SERVICE REQUIREMENTS

                    McCarthy, Crisanti & Maffei, Inc. ("MCM") and Key Information Systems, Inc. ("KIS")

I.       PURPOSE

         These Level of Service Requirements establish the measurement criteria and correction process in support of the MCM requirements for the performance of the Products as well as the Data Center and user support contractually provided by KIS. Any additional requirements must be renegotiated.

II.      LEVEL OF SERVICE CHANGE PROCEDURE

         Should any significant, unexpected change(s) in capacity or workload requirements occur, actions will be initiated to renegotiate all or part of this document. Additionally, for significant and unique system enhancements requested by MCM, a formal work order explanation and approval process will be imposed.

III.     PERFORMANCE MONITORING/REPORTING

         - Performance will be discussed at a review meeting held by MCM and investigation and correction, when necessary, will be addressed by the responsible organization. These meetings will occur at least quarterly.
         - Performance results will be reported monthly in writing by KIS to the President of MCM, on a form substantially in the form of attachment B-1 as agreed to by MCM and KIS.

IV.      AVAILABILITY

         - KIS will staff to support system from 2:00 p.m. Sunday to 6:00 p.m. Friday, New York time.

         - Availability refers to the scheduled availability of all functionality provided currently as of the date of this Amendment by KIS personnel and Products and is the total time the system is available for access and use by customers.

         - Response time will not exceed durations reasonably acceptable to MCM for functionality provided by KISNET 2000 and system support provide by KIS.

         - For situations where the system will be down due to planned events (e.g. auto gens, PMs, scheduled power outages, software/hardware upgrades, etc.), MCM must approve and MCM's customers must be notified of such shutdown at least two business days in advance. This will take place via notification to the President of MCM and its users and approval by MCM.

         - KIS is responsible to ensure that all data is regularly and frequently (minimally - daily) backed-up and that recovery data is safely secured at an off-site location bi-weekly.

V.       SUPPLIER LEVEL OF SERVICE DETAIL REQUIREMENTS

         COMPUTER OPERATIONS SUPPORT

                  -        Operator(s) will be on-site.

                  -        Telephone support will be available from 2:00 p.m.
                           Sunday, New York time to 6:00 p.m. Friday, New York time and a phone list published and maintained by KIS for all users. For holiday coverage the MCM international holiday schedule will be adhered to as it relates to outages, system availability and operator coverage. If schedule changes are required by the customer they must be processed through the President of MCM to the President of KIS.

                  - Hardware and software problems will be reported by users to the Help Desk for prompt resolution and notification.

DATA NETWORK SUPPORT

         - KIS Data Network will provide end-to-end problem diagnostics and determination. KIS will be responsible for procurement and project management of data communications equipment installation. Additionally, KIS is responsible for network design, optimization, network management, and supply/demand forecasting and planning as well as vendor management. KIS will assist with problem resolution of DTE (data terminal equipment, i.e. CRTs, printers, etc.) and will assist with problem diagnosis and procurement of cable installation.

CUSTOMER SUPPORT CENTER

         - The KIS Help Desk provides a single point of contact for hardware and telecommunications problems. There may be problems reported to the Help Desk that are application in nature. If this is the case, the Help Desk personnel will refer the call to the appropriate system support personnel and report periodic status to the user until the problem report is closed.

         - All users will be notified in the event of system unavailability via telephone broadcast.

TECHNICAL SUPPORT

         -        Software

         Select, procure, configure, QA, install, maintain and support all software including operating systems, utilities and data base software selected for use in the Wang, PC, and, at MCM's option, any new environment for which the software is converted.

         -        Software Updates

         Make software changes to supported software as required due to software or hardware changes or for performance reasons. This applies to software repairs and new software releases.

         -        System Access and Control

         Select, implement and support any and all tools required for system access and security control for Data Processing.

                                   Exhibit B-1

                                     KIS-MCM
                   Monthly Technology Status Reports (Sample)
                                     [Date]


System Uptime                             Current
Target 9%                                 Month %       YTD %  Comments
---------                                 -------       -----  --------
System A                                      100        98.6
System B                                       98       99.55  Experienced a disk controller error on 6/7/95.
                                                               The system was down for 3 hours for repair
System C                                       99       98.77
System D                                       97       96.55


System Uptime                             Current
Target 98%                                Month %       YTD %  Comments
----------                                -------       -----  --------
London Link                                   100        98.6
Tokyo Link                                     98       99.55  Experienced a problem with the Knight Ridder line
                                                               on 6/19/95.  Line was unusable for 8 hours.
Reuters Contribution Lines                    100       98.77
Bloomberg Contribution Lines                  100       96.55
Knight Ridder Contribution Lines              100        97.5
Telerate Contribution Lines                   100          93


         Transmission Volume by Vendor      Transmission Volume by Product
         -----------------------------      ------------------------------
         Bloomberg         1,000,000        Corporate Watch   1,000,000
         Knight Ridder     1,000,000        Currency Watch    3,000,000
         Telerate          1,000,000        Yield Watch         500,000
         Reuters (Large)   1,000,000        Money Watch       1,500,000
         Reuters (Small)   2,000,000        Total             6,000,000
         Total             6,000,000

         Average Queue Wait           .5 Minutes
         Maximum Queue Wait Time:   11.7 Minutes
         Minimum Queue Wait Time:     .3 Minutes

Development - Bug Fixes

New Enhancements                10              New Bugs Reports             3
# Enhancements Completed         3              # of Bugs Fixed              3
# Enhancements Dropped           0              #of Bugs Dropped             0
# Enhancements Carried Over      7              # of Bugs Carried Over       1
Total Enhancements Outstanding  14              Total Bug Fixes Outstanding  1

                                                  Exhibit C

                                    EXHIBIT D

                                  FEE SCHEDULE



         Month                   Semi-Monthly Fee
         -----                   ----------------
         July, 1995               $26,377.50
         August, 1995              28,252.50
         September, 1995           28,252.50
         October, 1995             28,252.50
         November, 1995            28,252.50
         December, 1995            28,252.50
         January, 1996             31,065.00
         February, 1996            31,065.00
         March, 1996               31,065.00
         April, 1996               51,065.00
         May, 1996                 51,065.00
         June, 1996                51,065.00
         July, 1996                34,502.50
         August, 1996              34,502.50
         September, 1996           34,502.50
         October, 1996             34,502.50
         November, 1996            34,502.50
         December, 1996            34,502.50
         and every month
         thereafter







These fees shall be due and payable on a semi-monthly basis, and shall be paid on the fifteenth and last day of each month. If any such day is not a business day, payment shall be made on the next consecutive business day.

                                    EXHIBIT E



                                                                                             Charge for
                                                                                             Additional
               Function                                          Availability                  Hours
               --------                                          ------------                  -----
Operations Manager                                               40 hours/week                $100/hour
3 Shift Technicians                                              40 hours/week                $55/hour
Night Shift Technician/Programmer                                40 hours/week                $60/hour
LAN Administrator                                                20 hours/week                $55/hour
PC Hardware & Software Support Technician                        20 hours/week                $55/hour
PC Support                                                       30 hours/week                $45/hour
Telecommunication & Software Specialist                          16 hours/week                $100/hour
Senior Programmer                                                16 hours/week                $75/hour
Manager/Director (Joe Khan)                                      30 hours/week                $125/hour

                                   EXHIBIT F-1
                            Schedule of MCM Hardware



Location
3765[1]               System "A" WANG VS 7150 with 8MB of Main memory.

                      Type                  Description                                                    Quantity
                      ----                  -----------                                                    --------
na                    23V97                 Extended Serial IOC                                                2
na                    23V96                 Multiline TC IOP                                                   2
na                    23V98-4               Very Large Disk IOC                                                1
3765[2]               2268V4A               454MB Switchable Fixed Disk Drive                                  2
3765[2]               2268V4                454MB Fixed Disk Drive                                             1
3765[2]               2268V3                314MB Fixed Disk Drive                                             1
3765[2]               2265V2A               288MB Switchable Removable Disk Drive                              1
na                    2238V1                Streamer Cartridge Tape Drive                                      1
3763                  5573                  600LPM Band Printer                                                1
3711                  LPS8                  8PPM Laser Printer                                                 1
3853                  LDP8                  8 PPM Laser Printer                                                1

3765[3]               System "B" WANG VS 5460 with 16MB of Main memory.

                      Type                  Description                                                    Quantity
                      ----                  -----------                                                    --------
na                    50V67                 Serial IOC                                                         1
na                    50V96                 Multi-port TC IOC                                                  4
na                    50V56B                802.3 LAN TC IOC                                                   1
na                    2269V5                326MB Fixed SCSI Disk Drive                                        1
na                    2269V6                650MB Fixed SCSI Disk Drive                                        2
na                    2238V3                9 Track Cartridge Tape Drive                                       1
3754                  LPS8                  8PPM Laser Printer                                                 1
3756                  LPS8                  8PPM Laser Printer                                                 1
3763                  5573                  600LPM Band Printer                                                1
na                    220-0670              24 Port Serial Pad                                                 1
na                    RS232-DCC             2 Port TC RS232 Module                                            16

3765[3]               System "C" WANG VS 5460 with 16MB of Main memory.

                      Type                  Description                                                    Quantity
                      ----                  -----------                                                    --------
na                    50V67                 Serial IOC                                                         1
na                    50V96                 Multi-port TC IOC                                                  4
na                    50V56B                802.3 LAN TC IOC                                                   1

                      Type                  Description                                                    Quantity
                      ----                  -----------                                                    --------
na                    2269V5                326MB Fixed SCSI Disk Drive                                        1
na                    2269V6                650MB Fixed SCSI Disk Drive                                        2
na                    2238V3                9 Track Cartridge Tape Drive                                       1
na                    RS232-DCC             2 Port TC RS232 Module                                            16

3765[3]               System "D" WANG VS 5460 with 16MB of Main Memory

                      Type                  Description                                                    Quantity
                      ----                  -----------                                                    --------
na                    50V67                 Serial IOC                                                         1
na                    50V96                 Multi-port TC IOC                                                  4
na                    50V56B                802.3 LAN TC IOC                                                   1
na                    2269V5                326MB Fixed SCSI Disk Drive                                        3
na                    2238V3                9 Track Cartridge Tape Drive                                       1
na                    RS232-DCC             2 Port TC RS232 Module                                            16

3765[3]               System "E" WANG VS 6230 with 32MB of Main memory.

                      Type                  Description                                                    Quantity
                      ----                  -----------                                                    --------
na                    50V67                 Serial IOC                                                         1
na                    50V96                 Multi-port TC IOC                                                  4
na                    50V56B                802.3 LAN TC IOC                                                   1
na                    2269V5                326MB Fixed SCSI Disk Drive                                        3
na                    2238V3                9 Track Cartridge Tape Drive                                       1
na                    220-0670              24 Port Serial Pad                                                 1
na                    RS232-DCC             2 Port TC RS232 Module                                            16

                             ADDITIONAL MCM HARDWARE



Date                        Description                                                                         Net Cost
January 19, 1993            Sybase for LAN Server (sixteen user license)                                        $6,000.00
                            5 Sybase Open Client @ 300.00 each                                                  $1,500.00
January 19, 1993            Intel CPU 486/33 W/256K Cache
                            3.5" Floppy Drive
                            5.25" Floppy Drive
                            Novell Netware V3.11
                            16MB Memory
                            200MB Hard Drive
                            Ten User License
                            Serial #: Monitor M920402984
                                        System CS 20034                                                         $6,000.00
Feb. 12, 1993               One Jetlan/P, 10 base2                                                                $550.00
Feb. 22, 1993               For Marketing (laptop, not within KIS control)
                            One Acer Notebook 386SX/25 with 2MB RAM
                            and Acer Fax/modem
                            Serial Number M029206                                                               $1,890.00
March 9, 1993               For MoneyWatch
                            One Okidata OL400 Laser Printer
                            Serial @212C2105223                                                                   $800.00
April 13, 1993              One PC for CurrencyWatch in NY & two for
                            MIS Bullpen
                            3 386/33 Intel CPU W/4MB SIMM Memory
                            each
                            3 3.5" 1.44MB Floppy Drives
                            3 5.25" 1.2MB Floppy Drives
                            3 120 MB Hard Drives
                            3 AcerView Monitors
                            3 Graphic Cards W/512K
                            3 Acer Keyboards
                            3 Agiler Basic Mouse
                            3 MS DOS 5.0
                            Serial #CSIO438; CS10440
                            Total @ 1,645.00 each                                                               $4,935.00

May 11, 1993                One Toshiba 35" color TV with stand
                            Model #CX35C60 Serial #89644453                                                     $1,677.88
May 17, 1993                One Presenter Plus Scan Converter [For
                            conversion of 35" color TV to 35" color
                            monitor used for microcomputer training
                            classes]                                                                              $395.00
June 2, 1993                For Corporate Watch
                            -------------------
                            One Jetlan/P, 10 Base 2, Finished Product                                             $550.00
August 25, 1993             For DEC ALPHA machine
                            ---------------------
                            One RZ26-VA disk drive w/1 GByte disk
                            space [1000MB]                                                                      $2,195.00
September 28,               For V. Consentino & Bullpen
                            ---------------------------
1993                        Two 486/33 Intel CPU w/4MB SIMM
                            Memory each and
                            Two 3.5" 1.44MB Floppy Drives;
                            Two 5.25" 1.2 MB Floppy Drives;
                            Two 120 IDE Hard disks;
                            Two SVGA Monitors;
                            Two keyboards; serial mouse;
                            MS DOS 6.0 & MS Window 3.1
                            S/N #000753 & 000754
                            Total @ 1885.00 each                                                                $3,770.00
September 28,               For CurrencyWatch
1993                        One 486/33 Intel CPU w/4MB SIMM Memory
                            and
                            3.5" 1.44MB Floppy Drive;
                            5.25" 1.2 MB Floppy Drive;
                            120 IDE Hard disk;
                            SVGA Monitor;
                            Local Bus; keyboard; serial mouse
                            MS DOS 6.0 & MS Window 3.1
                            Serial Number CS10738                                                               $1,980.00
October 27, 1993            One Wang VS5000 model 5540 with 8MB
                            memory;
                            326MB internal hard drive; 160MB tape drive; 8 TC
                            IOP ports; 4/2110 terminal ports; Serial
                            #T34477                                                                             $8,500.00

October 27, 1993            326MB External Drive; 8 TC IOP Ports & 32
                            Serial Ports for Wang VS5000 model 5540 now
                            used as System C                                                                    $3,500.00
February 1, 1994            For Admin.
                            ----------
                            One 486/SX-33 w/4MB RAM and 250MB HDD; 1.2MB FDD
                            5.25"; 1.44MB FDD 3.5"; IDE/10 2S.IP.IG; 14" SVGA
                            monitor w/1MB card .28D.P.; 101 enhanced keyboard; 3
                            button mouse and Mini-Tower case w/200 watt.
                            SN#15929123@1500                                                                    $1,500.00
February 16, 1994           For CW
                            ------
                            One 486/SX-33 w/4MB RAM and 250MB HDD; 1.2MB FDD
                            5.25"; 1.44MB FDD 3.5"; IDE/10 2S.IP.IG; 14" SVGA
                            monitor w/1MB card .28D.P.; 101 enhanced keyboard; 3
                            button mouse and Mini-Tower case w/200 watt.
                            SN#15811014@1500                                                                    $1,500.85
March 1, 1994               To upgrade SYSTEM C
                            -------------------
                            One MU-60-16 5340-8 to 5460-16                                                      $1,531.00
March 1, 1994               For use with Database development and
                            -------------------------------------
                            Migration;
                            ---------
                            Two 486/SX-33 each with 4MB RAM and 250 MB HDD;
                            1.2MB FDD 5.25"; 1.44MB FDD 3.5"; IDE/10 2S.IP.IG;
                            14" SVGA monitor w/1MB card .28D.P.; 101 enhanced
                            keyboard; 3 button mouse and Mini-Tower case w/200
                            watt.
                            SN#18610025 & 13520870@1500.00 each                                                 $3,000.00
March 28, 1994              For SYSTEM C & Migration
                            ------------------------
                            One 50v98 DISK CONTROLLER                                                             $995.00
                            Four 4MB SIMMS Memory S/N
                            08914024@158/each                                                                     $632.00
April 1, 1994               SYSTEM E Back-up/Duplicate of System B
                            --------------------------------------
                            One Wang VS5000 model 5660 with 16MB Memory; 326 MB
                            internal hard drive; 160 MB tape drive; & 8 TC IOP
                            ports;
                            Serial Number Z16377                                                                $8,500.00

April 1, 1994                SYSTEM E Back-up/Duplicate of System B
                             --------------------------------------
                             326 External Drive; 8 TC IOP Ports;
                             4/2110 terminal ports & 32 Serial Ports for Wang VS 5000 model
                             5660 now used as System E.
                             Serial Number Z16377                                                    $5,000.00

May 23, 1994                 One 486SX/33 with 8MB SIMMS memory; 250MB hard drive; 5.25" &
                             3.5" floppy drives; video card; SVGA monitor; 101 enhanced keyboard; mini case & 3 button mouse.
                             Serial #58919044                                                        $1,500.00

June 1, 1994                 SYSTEM A - replaces current System A (VS100)
                             --------------------------------------------
                             Wang VS7150 with 8MB Memory;
                             2 - 454 MB switchable fixed disk drives;
                             2 - 454 fixed disk drives;
                             1 - streamer cartridge tape drive; extended serial IOC; 2 -
                             multiline TC IOP &
                             1 very large disk IOC
                             Serial Number 50316R                                                    $7,800.00
                             15 - 4420 workstations to replace the old ones                            $600.00

June 1, 1994                 SYSTEM B - replaces current System B (VS100) Hardware:
                             -----------------------------------------------------
                             Wang VS5460 with 16MB main memory;
                             1 - 288MB switchable removable disk drive;
                             2 - 650 fixed SCSI disk drives; 1 - 326MB fixed SCSI disk
                             drive;
                             1 - 9 track cartridge tape drive; ESMD disk IOC; 3 - multiport
                             TC IOP;
                             1 24 port serial pad; 7 - 4 port TC pad;
                             1 - 802.3 LAN TC IOC & 1 serial IOC
                             Serial Number G23615                                                   $14,000.00
                             Software:
                             VS Operating System License - VS5460                                    $4,000.00

June 1, 1994                 SYSTEM C - replaces current System C which is now backup for
                             -------------------------------------------------------------
                             System C Hardware:
                             -----------------
                             Wang VS5460 with 16MB main memory;
                             2 - 650 fixed SCSI disk drives; 1 - 326 MB fixed SCSI disk drive;
                             1 - 9 track cartridge tape drive; ESMD disk IOC;
                             3 - multiport TC IOP;
                             1 - 24 port serial pad; 4 port TC pad;
                             1 - 802.3 LAN TC IOC & 1 serial IOC
                             Serial Number G23094                                                       $14,000.00
                             Software:
                             VS Operating System License - VS5460                                        $4,000.00

June 1, 1994                 For MCM Network - to replace current Jetlan at new office
                             ---------------------------------------------------------
                             3 Intel NetportExpress XL Print servers $449/each                           $1,347.00

June 21, 1994                For MCM Network - Backup server with identical configuration
                             -------------------------------------------------------------
                             as MCM server
                             486/33 EISA, 256Kcache with:
                             16MB SIMM memory; 3.5" & 5.25" floppy drives;
                             1 gigabyte hard drive (1000MB) SCSI; graphic card;
                             4MB SIMM for Cache controller; keyboard and SVGA monitor
                             Serial number CI1001281                                                     $3,993.00
                             To upgrade memory on current MCM server:
                             ---------------------------------------
                             1 gigabyte hard drive SCSI                                                    $875.00

July 11, 1994                For Marketing
                             -------------
                             One 486SX/33 with 4MB SIMMS memory; 250MB hard drive; 5.25" &
                             3.5" floppy drives video card; SVGA monitor;
                             101 enhanced keyboard; mini tower case & 3 button mouse.
                             Serial #68915064                                                            $1,500.00


July 11, 1994                For CurrencyWatch
                             -----------------
                             One 486SX/33 with 4MB SIMMS memory
                             250MB hard drive; 5.25" & 3.5" floppy drives; video
                             card; SVGA monitor; 101 enhanced keyboard; mini
                             tower case & 3 button mouse
                             Serial #8916064                                                          $1,500.00

August 1, 1994               For - MoneyWatch
                             ----------------
                             One 486SX/33 with 4MB SIMMS memory; 250MB hard drive; 5.25" &
                             3.5" floppy drives; video card; SVGA monitor; 101 enhanced keyboard; mini tower case & 3 button mouse
                             Serial #CSI001394                                                        $1,500.00


August 1, 1994               For Administration
                             ------------------
                             One 486SX/33 with 4MB SIMMS memory; 250MB hard drive; 5.25" &
                             3.5" floppy drives; video card; SVGA monitor; 101 enhanced keyboard; mini tower case & 3 button mouse
                             Serial #CSI001395                                                        $1,500.00

August 9, 1994               For Marketing (laptop not within KIS' control)
                             -------------
                             One Kennitec Notebook 486SX/33 with 260MB hard drive, fax
                             modem, 8MB RAM
                             Serial #E111FA06713                                                      $1,950.00

September 1, 1994            For Administration
                             ------------------
                             One HP Laserjet 4 Plus Printer
                             Serial #C2037A                                                           $1,550.00
                             For attaching HP Laserjet to network
                             ------------------------------------
                             One Netport Express XL print server                                        $449.00

September 12, 1994           For Marketing
                             -------------
                             One Hewlett Packard Scanjet 2P                                             $500.00
                             Omnipage Direct NFR software                                                $95.00
                             Wordscan software                                                          $170.00

September 20, 1994           To accommodate two new Reuters' lines
                             -------------------------------------
                             Two 50V96 - 8 port data comm controller @ 1,175/each                     $2,350.00
                             8 RS232 - DCCU module for 50V96 boards @$80/each                           $640.00

October 17, 1994             For MCM Network
                             ---------------
                             Increase memory for primary and backup network servers
                             Increase from 1MB to 32MB SIMM each @$800/each                           $1,600.00

November 1, 1994             For Marketing
                             -------------
                             One HP Laserjet 4Plus Printer - serial #USFB063052                       $1,550.00
                             One HP Deskjet 1200C Color Printer - serial #USC4803603                  $1,600.00

November 22, 1994            For Marketing
                             -------------
                             One 486SX/33 with 4MB SIMMS memory;
                             345MB hard drive; 3.5" floppy drives; video cards; SVGA
                             monitor; 101 enhanced keyboard; mini tower case & 3 button mouse
                             Serial #CSI001867                                                        $1,400.00

December 6, 1994             System B & E
                             ------------
                             Two 8 Port Boards as per attached Work Order                             $3,000.00

March 1, 1995                For MoneyWatch
                             --------------
                             One Intel Pentium P5/66MHZ with 16MB SIMMS memory; 545MB hard drive; 3.5" floppy drive; video card; 17" SVGA monitor; 101 enhanced keyboard; mini tower case &  MS DPI mouse
                             Serial #M950220-3                                                        $2,300.00

March 1, 1995                For Migration
                             -------------
                             Two 486DX/66 with 8MB SIMM memory; 340MB hard drives; 3.5"
                             floppy drives; video card; SVGA monitors; 101 enhanced
                             keyboards; mini tower cases & 3 button mouse
                             Serial #M950220-1 & M950220-2                                            $3,000.00


March 1, 1995                For MoneyWatch
                             --------------
                             One 486DX/66 with 8MB SIMM memory; 340MB hard drive; 3.5"
                             floppy drives; video card; SVGA monitor; 101 enhanced
                             keyboard; mini tower case & 3 button mouse
                             Serial #M950216-5                                                        $1,500.00

March 8, 1995                For Migration - for use in the bullpen
                             --------------------------------------
                             Two 486DX/66 with 8MB SIMM memory; 340MB hard drives; 3.5"
                             floppy drives; video card; SVGA monitor; 101 enhanced
                             keyboard; mini tower case & 3 button mouse
                             Serial #M950220-6                                                       $1,500.00

March 27, 1995               For MoneyWatch
                             --------------
                             One 484DX/66 with 8MB SIMM memory; 340MB hard drive; 3.5"
                             floppy drives; video card; SVGA monitor; enhanced keyboard &
                             MS DPI mouse
                             Serial #M950307-7                                                       $1,500.00

March 27, 1995               For CurrencyWatch
                             -----------------
                             One Intel Pentium P5/66MHZ with 16MB SIMM memory; 545MB hard drive; 3.5" floppy drive; video card; 17" SVGA monitor;
                             enhanced keyboard & MS DPI mouse
                             Serial #M950220-4                                                       $2,300.00

May 23, 1995                 One CSI Pentium P5/75 Color Notebook with 8MB RAM; 1.44MB
                             floppy drive; 32bit Vesa local bus; PCMIA type II and III
                             interface; battery pack; Internal Fax Modem
                             Serial #M5400023366                                                     $3,775.00
                             Docking Station                                                           $575.00

May 23, 1995                 For CorporateWatch
                             ------------------
                             One Intel Pentium P5/75MHZ with 8MB SIMM memory; 540MB hard drive; 3.5" floppy drive; video card; 17" SVGA monitor; MS DPI mouse & ATI Ultra plus PCI 1MB
                             Serial #M950511-9                                                       $2,300.00

May 23, 1995                 For CorporateWatch
                             ------------------
                             One Intel Pentium P5/75MHZ with 8MB SIMM memory; 540MB hard drive; 3.5" floppy drive; video card; 17" SVGA monitor; MS DPI mouse & ATI Ultra plus PCI 1MB
                             Serial #M950511-8                                                       $2,300.00

June 21, 1995                Upgrade of VS5000 to VS6000
                             ---------------------------
                             Model #UJ-6230D 6230-32. 128 workstat                                  $32,000.00

June 21, 1995                For MCM Boston
                             --------------
                             One Intel Pentium P5/90MHZ with 16MB SIMM memory; 1 Gigabyte hard drive; 3.5" floppy drive; video card; 17" SVGA monitor;
                             Internal fax modem w/software; MS DPI mouse; ATI Ultra plus
                             PCI 1MB
                             CD ROM and speakers
                             Serial #M950531-15                                                        $3,300.00

June 21, 1995                Hardware needed for Bybem B to accommodate all the users of
                             ------------------------------------------------------------
                             System A
                             2 Model 50V-APA24-6 - 24 ports panel (pancake) @$500/ea                   $1,000.00

June 21, 1995                For Migration                                                             $1,336.05
                             -------------
                             1 Master Console s/n A8390278
                             4 20' AT/VGA Cable Kit @ $140/ea                                            $560.00
                             4 20' CBL Kit SRL MS @ $60/ea                                               $240.00
                             1 Remote System Kit for Master Console s/n F13B0096                         $850.00
                             1 50' CBL Kit for RML SRL MS                                                 $65.00

August 4, 1995               For system E for new upgrade
                             ----------------------------
                             One 5DV96 board                                                           $4,000.00

September 1, 1995            Hardware Upgrade & installation
                             -------------------------------
                             2 50V68 SCSI controller
                             2 SCSI chain cable and terminator
                             3 2279V3 523 MB SCSI disk drives
                             1 2279V4 1.06 GB SCSI disk drive
                             4 sets of 3-1/2" disk mounting hardwares
                             2 50V97W UISIO controller
                             2 32 port external W ACS units
                             4 50' 50 pins cables
                             4 8 ports EAPA's
                             4 sets of power cables & terminators
                             8 Baluns                                                                 $19,500.00

September 11, 1995           For Migration
                             -------------
                             2 Bare bone systems with 486DX/66 CPU's; Floppy drives, 540 MB
                             hard drives; local bus; 8MB memory @$950/ea                               $1,900.00

September 26, 1995           DEC RAID System
                             ---------------
                             2 RAID Array 211 controller @ 1,200/ea                                     $2,400.00
                             1 Deskside 7Bay pwr digital KB                                               $800.00
                             4 1.05GB SCSI Disk mounted @700/ea                                         $2,800.00
                             3 Storage drive 3.5 carrier @160/ea                                          $480.00

November 27, 1995            For upgrading the attached PC's
                             -------------------------------
                             6 486DX CPU @600/ea                                                        $3,600.00
                             20 1MB Simm Memory chip @$45/ea                                              $900.00
                             1 420MB IDE hard drive                                                       $175.00

December 4, 1995             Upgrade of VS5000 to VS6000
                             ---------------------------
                             Model #UJ-7230-32, 128 workstation
                             Serial #20313905                                                          $32,000.00

December 12, 1995            For Marketing
                             -------------
                             One CSI Pentium P5/75 Color Notebook with 8MB Ram; 1.44 MB floppy drive; 32 Vesa local bus; PCMIA type II and III
                             interface; battery pack; internal fax modem
                             Serial #D541NT00600                                                        $3,775.00
                             Docking Station                                                              $575.00

                                   EXHIBIT F-2
                            Schedule of KIS Hardware


                       System "K" WANG VS 5460 with 8MB of Main memory.

 Location              Type                Description                                                  Quantity
 --------              ----                -----------                                                  --------
na                     50V67               Serial IOC                                                      1
na                     50V96               Multi-port TC IOP                                               3
na                     50V58B              802.3 LAN TC IOC                                                1
na                     2269V5              326MB Fixed SCSI Disk Drive                                     3
na                     2238V3              9 Track Cartridge Tape Drive                                    1
na                     2529V               6400bpi Cartridge Tape Drive                                    1
na                     RS232-DCC           2 Port TC RS232 Module                                          12

                       System "F" WANG VS 5460 with 16MB of Main memory.

Location               Type                Description                                                  Quantity
--------               ----                -----------                                                  --------
na                     50V67               Serial 10C                                                      1
na                     50V96               Multi-port TC IOC                                               3
na                     50V56B              802.3 LAN TC IOC                                                1
na                     50V98-4             ESMD Disk Controller                                            1
na                     2269V5              326MB Fixed SCSI Disk Drive                                     3
na                     2238V3              9 Track Cartridge Tape Drive                                    1
na                     RS232               2 Port TC RS232 Module                                          12

           System "L" WANG VS 5460 with 16MB of Main memory. (5 slot)

Location               Type                Description                                                  Quantity
--------               ----                -----------                                                  --------
na                     50V67               Serial IOC                                                      1
na                     50V96               Multi-port TC IOC                                               1
na                     50V56B              802.3 LAN TC IOC                                                1
na                     2269V5              326MB Fixed SCSI Disk Drive                                     2
na                     2238V3              9 Track Cartridge Tape Drive                                    1
na                     RS232-DCC           2 Port TC R232 Module                                           4


Note
These systems are owned and maintained by KIS but may be used for testing, development and back-up for MCM at KIS' discretion.

                          Key Information Systems, Inc.
                  PC Equipment, Office Equipment and Furniture



Type/Description                                                    Qty        Misc.
PC Equipment
Pentium 90 with 32MB RAM                                             1         Internet Server
Pentium 90 with 16MB RAM                                             1
Pentium 75 with 8MB RAM                                              1
486DX/33MHz with 16MB RAM                                            1
486DX/33MHz with 32MB RAM                                            1         Novell Netware Server
486DX/33MHz with 4 MB RAM                                            1
486DX/33MHz with 8MB RAM                                             2
486DX2/66MHz with 16MB RAM                                           1
486DX2/66MHz with 8MB RAM                                            3
486SX/33MHz with 4MB RAM                                             4
486SX/33MHz with 8MB RAM                                             1
386DX/25MHz with 8MB RAM                                             1
386SX/20MHz with 4MB RAM                                             1
386SX/25MHz with 4MB RAM                                             1
Total                                                               20

Furniture

Mahogany desk                                                        1
Mahogany table                                                       1
Chairs                                                               4
Mahogany swivel chair burgundy leath                                 2

Mahogany guest chair burgundy leath                                  2
Mahogany credenza                                                    1
Typewriter                                                           1
Answering machine                                                    1
Fax machine                                                          1
Copier                                                               1
Refrigerator                                                         1
Microwave                                                            1
Water heating device                                                 1
Tools and tapes